UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2009

FEDERAL HOME LOAN MORTGAGE CORPORATION
(Exact name of registrant as specified in its charter)

Freddie Mac

Federally chartered corporation	000-53330	52-0904874

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8200 Jones Branch Drive McLean, Virginia	22102

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 903-2000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective October 9, 2009, the Bylaws of Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation) were amended to authorize the Chief Executive Officer to appoint a President and/or Chief Operating Officer, subject to prior review by the Chairman of the Board and, if the Chairman deems it appropriate, by the full Board. Previously, Section 5.2 of the company’s Bylaws provided for the Board of Directors to elect, if the positions were to be filled, the President and the Chief Operating Officer.

Section 5.2, as amended, is set forth below in its entirety:

Section 5.2 Appointment and Term. The Board of Directors shall elect the Chief Executive Officer. The Audit Committee of the Board of Directors shall elect the Senior Vice President - General Auditor. Except as otherwise determined by the Board of Directors, the Chief Executive Officer shall appoint all additional officers; provided, however, that the appointment of a Chief Compliance Officer or a Chief Enterprise Risk Officer shall be subject to the approval of the Board of Directors, and the appointment of a President and/or Chief Operating Officer, if one or both of such positions are to be filled, shall be subject to prior review by the Chairman of the Board of Directors and, if the Chairman so determines, by the Board of Directors. Any appointment by the Chief Executive Officer under this section is subject to the legal, regulatory or supervisory limitations, requirements and approvals that apply to appointments by the Board of Directors. Each officer elected by the Board of Directors or appointed by the Chief Executive Officer shall hold office until his or her successor is elected or appointed and qualified or until his or her death, resignation or removal as provided in this Article 5. Election or appointment of an officer shall not, in and of itself, create any contract rights in the officer against the Corporation.

A copy of the company’s amended and restated Bylaws is filed as Exhibit 3.1 to this Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is being filed as part of this Report on Form 8-K:

Exhibit Number	Description of Exhibit

3.1	Bylaws of the Federal Home Loan Mortgage Corporation, as amended and restated October 9, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL HOME LOAN MORTGAGE CORPORATION

By:	/s/ John R. Dye

John R. Dye Senior Vice President, Principal Deputy General Counsel – Corporate Affairs

Date:  October 9, 2009

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

3.1	Bylaws of the Federal Home Loan Mortgage Corporation, as amended and restated October 9, 2009